UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2006
GENOMIC HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51541	77-0552594

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Penobscot Drive
Redwood City, California	94063

(Address of principal executive offices)	(Zip Code)
(650) 556-3900
(Registrant’s telephone number,
including area code)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
     On November 30, 2006, the independent members of the Board of Directors of Genomic Health, Inc. (the “Company”) approved the following annual base salaries for the Company’s named executive officers, effective December 1, 2006:

Name	Title	2007 Salary

Randal W. Scott, Ph.D.	Chief Executive Officer and Chairman	$280,000
Kimberly J. Popovits	President and Chief Operating Officer	$340,000
Joffre B. Baker, Ph.D.	Chief Scientific Officer	$310,000
Steven Shak, M.D.	Chief Medical Officer	$315,000
G. Bradley Cole	Executive Vice President, Chief Financial Officer and Secretary	$286,000

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: December 6, 2006

GENOMIC HEALTH, INC.
By:	/s/ G. Bradley Cole
(signature)
Executive Vice President, Chief Financial Officer and Secretary (title)